LVII Trust 2020-1 ABS-15G

Exhibit 99.1 Schedule 5

Client Name:	Vista Point
Client Project Name:	Vista LVII 2020-1.2
Start - End Dates:	04/2019- 03/2020
Deal Loan Count:	52

Waived Conditions Summary

Review Scope	Category	Code	Description	Count
Credit	Terms/Guidelines	CRDTER3122	Loan documents do not meet guideline requirements	1
Credit	Credit/Mtg History	CRDCRMH104	Credit score below guidelines	2
Credit	Credit/Mtg History	CRDCRMH1805	Debts/obligations not disclosed/accounted for at origination	1
Credit	Credit/Mtg History	CRDCRMH193	Length of mortgage/rental history in file does not meet guideline requirement	1
Credit	Credit/Mtg History	CRDCRMH3000	# of Tradelines Does Not Meet Guideline Requirements	1
Credit	DTI	CRDDTI2540	Missing verification of some or all components of non-subject PITI	1
Credit	LTV/CLTV	CRDLTV3026	LTV Exceeds Guideline Requirement by at least 5%, but less than 10%	2
Credit	LTV/CLTV	CRDLTV3028	LTV Exceeds Guideline Requirement by 10% or more	1
Credit	Income/Employment	CRDINC150	Income docs do not meet guidelines	1
Credit	Income/Employment	CRDINC888	Income Amount is Unsupported by Documentation in File	2
Credit	Application	CRDAPP2298	Missing Second Appraisal	1
Credit	Assets	CRDAST2354	Asset Verification In File is Incomplete Per Requirements	2
Credit	Assets	CRDAST3078	Insufficient # of months cash reserves for PITI per guideline requirements	4
Compliance	State Consumer Protection	CMPSTCP4383	MI Home Loan - No Evidence that Michigan Home Loan Toolkit was delivered to the borrower	1
Compliance	State Rate Spread	CMPSRS2051	CA Higher-Priced Loan	4
Total				25

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